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                                                                  Exhibit 10.25
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                              AMENDED AND RESTATED

                             SHAREHOLDERS' AGREEMENT

                                  by and among

                               THE SHAREHOLDERS OF

                                 EL SITIO, INC.



                                November 9, 1999















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                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT, dated as of
November 9, 1999, entered into by and among and El Sitio, Inc., an international business company organized and existing under the laws of the British Virgin Islands (the "Company"), IAMP (El Sitio) Investments Ltd., a British Virgin Islands international business company ("IAMP"), Washburn Enterprises Inc., a British Virgin Islands corporation ("Washburn"), Chestnut Hill (El Sitio), LLC, a Delaware limited liability company ("Chestnut"), and the other shareholders set forth on the signature page hereto (collectively with IAMP, Washburn, Chestnut and the Initial Shareholders, the "Shareholders").

                              W I T N E S S E T H:

                  WHEREAS, the holders of the Company's Class A Convertible Preferred Shares (the "Class A Shareholders") entered into a Stockholders Agreement dated July 2, 1999, as amended October 6, 1999 (as so amended, the "Original Shareholders' Agreement"), and the Class A Shareholders desire to include the holders of the Company's Class B Convertible Preferred Shares (the "Class B Shareholders") as parties to such agreement;

                  WHEREAS, immediately prior to the Closing (as defined below), the Shareholders owned, beneficially and of record, such number of shares of each class of the capital stock of the Company as are set forth on Exhibit 1(a) hereto;

                  WHEREAS, on the date hereof (the "Closing"), the Class B Shareholders are purchasing certain of the Company's Class B Convertible Preferred Shares, in the amounts set forth on Exhibit 1(b) hereto;

                  WHEREAS, immediately following the Closing, each Shareholder will own, beneficially and of record, the number of shares of each class of the Company's capital stock set forth on Exhibit 1(c) hereto; and

                  WHEREAS, the Shareholders wish to establish certain agreements relating to voting, transfers and other matters as provided herein and to amend and restate the Original Shareholders' Agreement as provided herein.

                  NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1.          CERTAIN DEFINITIONS

                  For the purposes of this Agreement, the following terms shall have the respective meanings set forth below:

                  "Affiliate" means, with respect to any person, any other person which, at the time such determination is being made, is Controlling, Controlled by or under common Control with, such person. As used herein, "Control," whether used as a noun or verb, refers to the possession,


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directly or indirectly, of the power to direct, or cause the direction of, the management or policies of a person, whether through the ownership of voting securities or otherwise.

                  "Agreement" means this Amended and Restated Shareholders' Agreement, as from time to time assigned, supplemented, amended or modified in accordance with the terms hereof.

                  "Amended and Restated Registration Rights Agreement" means the Amended and Restated Registration Rights Agreement dated as of November 9, 1999, among the Company, certain Class A Shareholders and the Class B Shareholders, attached hereto as Exhibit 3A.

                  "Board" means the Board of Directors of the Company.

                  "Class A Preferred Shares" means the Class A Convertible Preferred Shares of the Company.

                  "Class B Preferred Shares" means the Class B Convertible Preferred Shares of the Company.

                  "Cause" means, with respect to any director, such individual's
(i) commission of an act involving the reckless disregard of his duties to the Company or any of its subsidiaries, (ii) conviction in a criminal proceeding (other than a misdemeanor), or (iii) suffering under a mental or physical condition which has rendered such individual for a period of 180 consecutive days during the term of this Agreement totally incapacitated and incompetent to carry out the responsibilities of a director of the Company.

                  "El Sitio Shares" means, collectively, the common shares, par value $0.01 per share, of the Company, the Class A Preferred Shares, the Class B Preferred Shares, and any other class of capital stock of the Company issued at any time hereafter which has the right to vote in all matters, each as described in the Memorandum of the Company.

                  "Ibero Group" means Shareholders which are Affiliates of Ibero-American Media Partners II Ltd.

                  "Initial Interest" means the Interest on the date hereof of each Shareholder.

                  "Initial Shareholders" means, collectively, Militello Limited, Futurit S.A., Tower Plus International Corp., SLI. com Inc., Roberto Cibrian-Campoy, Hector A. Sierra, Hector R. Bandoni, Sergio S. Monti, Damian Said, Compania de Inversiones Montevideo BVI, Henry B. Wilson Trust, Vamagra S.A., Julien Sevaux, Elinstar International Corp., Renee Saenz Giles Dard, Summit Investment Management Ltd., Gustavo Blufstein, Helaine Steden, Jorge Ami, Roberto J. Garat and Alberto E. Tapia, and the term "Initial Shareholder" means one of them.

                  "Interest" of a Shareholder means the aggregate voting interest represented by the El Sitio Shares directly or indirectly held, as of the date of determination, by such Shareholder,


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expressed as a percentage of the total aggregate voting interest represented by the El Sitio Shares directly or indirectly held by all of the Shareholders.

                  "Memorandum" means the Amended and Restated Memorandum of Association and Amended and Restated Articles of Association of the Company in the form attached hereto as Exhibit 2.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar U.S. federal law then in force.

                  "Shareholder" means any person who is a party to this Agreement and any permitted transferee of such person who agrees to be bound by the terms hereof in accordance with the terms of Section 5.11.

ARTICLE 2.         CORPORATE GOVERNANCE

                  2.1.  BOARD OF DIRECTORS. It is agreed that there shall nine
(9) members and nine (9) alternate members of the Board, all to be elected at the same time and serving for a term of one fiscal year, and the Memorandum shall so provide. Each director shall be entitled to vote on all matters presented to the Board, except as expressly provided herein.

                  2.2   ELECTION AND REMOVAL OF DIRECTORS.

                  (a) The Initial Shareholders shall have the right in any election of directors to the Board to select four (4) directors. Each Shareholder agrees that the Class A Shareholders shall have the right to nominate five (5) directors (each a "Class A Preferred Director") to the Board. The Ibero Group shall have the right to nominate two (2) Class A Preferred Directors for so long as the Ibero Group shall own ten percent (10%) or more of its current holdings of El Sitio Shares on an as-converted basis or one (1) Class A Preferred Director for so long as the Ibero Group shall own one percent (1%) or more of El Sitio Shares on an as-converted basis. If the Ibero Group owns less than one percent (1%) of El Sitio Shares on an as-converted basis, the Ibero Group shall have the right to appoint an observer to the Board, who shall be entitled to participate in the meetings of the Board, but shall not have any vote. Chestnut shall have the right to nominate one (1) Class A Preferred Director to the Board for so long as Chestnut shall own (i) two and one-half percent (2.5%) or more of its current holdings of El Sitio Shares on an as-converted basis or (ii) one percent (1%) or more of El Sitio Shares on an as-converted basis. If Chestnut owns less than one percent (1%) of El Sitio Shares on an as-converted basis, Chestnut shall have the right to appoint an observer to the Board, who shall be entitled to participate in the meetings of the Board, but shall not have any vote. IMPSAT shall have the right to nominate one (1) Class A Preferred Director to the Board for so long as IMPSAT shall own
(i) two and one-half percent (2.5%) of its current holdings of El Sitio Shares on an as-converted basis or (ii) one percent (1%) or more of El Sitio Shares on an as-converted basis. If IMPSAT owns less than one percent (1%) of El Sitio Shares on an as-converted basis, IMPSAT shall have the right to appoint an observer to the Board who shall be entitled to participate in the meetings of the Board, but shall not have any vote. One (1) Class A Preferred Director will be nominated by the unanimous vote of all of the directors of El Sitio and shall be independent to


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any other holder of common shares or Class A Preferred Shares. The Class B
Shareholders shall have the right to appoint one (1) observer to the Board, who shall be entitled to participate in the meetings of the Board, but shall not have any vote.

                  (b) If, prior to his election to the Board, any director-nominee shall be unwilling or unable to serve as a director of the Company, the Shareholder which nominated such director shall be entitled to nominate a replacement who shall then be the director-nominee for such Shareholder for purposes of this Article 2. Except as set forth in Section 2.2(c) and to the extent the Shareholders shall otherwise agree in writing, each Shareholder agrees not to take any action or to cause the Company to take any action to remove or replace any director (or any alternate therefor) nominated by another Shareholder.

                  (c) Each Shareholder agrees to vote in favor of each other's nominees upon initial election and upon replacement. In particular, upon the written request of any other Shareholder, each Shareholder agrees to take all actions available to it, including, without limitation, voting or acting by written consent, with respect to all of the El Sitio Shares that it is entitled to vote or so act, to (i) remove from the Board any member who had been nominated by such other Shareholder and (ii) appoint any new member designated by such other Shareholder to fill any vacancy on the Board caused by removal, resignation or death of a member originally nominated by such other Shareholder. A Shareholder shall have the right to cause the removal of any director (including those nominated by another Shareholder) for Cause, and upon notice from a Shareholder of its desire to remove a director for Cause, setting forth a description of the facts and circumstances which constitute "Cause," each Shareholder agrees to take any action necessary to remove such member of the Board for Cause, if Cause exists.

                  (d) The Shareholders agree that the Memorandum shall provide for certain notice, quorum and voting requirements for action of the Board and agree not to take any action inconsistent with such provisions. The Memorandum shall provide for quarterly meetings of the Board unless a majority in Interest of the Shareholders otherwise agree. Special meetings of the Board may be held by conference telephone or any other means consistent with British Virgin Islands law.

                  2.3.  BOARD ACTION.

                  (a) Except as provided in Section 2.3(b) below or in the Memorandum or under applicable law, all actions of the Board shall require the affirmative vote of five (5) directors. Unless prohibited by law, the directors shall be permitted to vote on any matter brought before the Board. The Shareholders and the Company agree to take any action necessary or desirable to effect the foregoing

                  (b) The Shareholders agree that the matters set forth below will require the affirmative vote of three of the five Class A Preferred
Directors:

                        (i) any guarantees, loans or contractual obligations to make loans, in either case made by the Company or any Subsidiary to third parties, in an amount which, jointly or severally, exceeds $50,000;


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                        (ii)    execution by the Company or any Subsidiary of
contracts with suppliers or service companies in any amount which requires annual or single payments which exceed $75,000 above and beyond any budgeted item in the long term and annual business plans;

                        (iii) approval of the Company's long term business plan and any material modifications thereto;

                        (iv) approval of the Company's Annual Budget (as defined below) and any material modifications thereto;

                        (v) incurrence of debt by the Company or any Subsidiary in amounts not contemplated by the Company's long term business plan and annual business plan;

                        (vi) granting of Liens (other than purchase money security interests) on assets (including shares of any Subsidiary) of the Company or any Subsidiary not contemplated by the Company's long term business plan and annual business plan;

                        (vii) any disposition outside the ordinary course of business of assets (including shares of any Subsidiary) of the Company or any Subsidiary having a value of more than $100,000 which constitute less than all or substantially all of the assets of the Company;

                        (viii) any transactions between the Company or any of its Subsidiaries, on the one hand, and any Shareholder or any of its Affiliates, on the other hand;

                        (ix)    reductions in capital for any reason;

                        (x) public listing of securities of the Company on a securities exchange (except in connection with the exercise of demand registration rights pursuant to the Registration Rights Agreement), other than in connection with a public offering which raises at least $35.0 million net proceeds for the Company;

                        (xi) issuance of equity securities or securities convertible into or exchangeable for equity securities of the Company; and

                        (xii)   distribution of dividends by the Company.

                  (c) If in any year the Board shall fail to approve a business plan for the next fiscal year, the Company's existing long term business plan in effect for the immediately preceding Fiscal Year (adjusted for the growth rate and inflation adjustments set forth therein) shall continue in effect.

                  2.4.  SPECIAL SHAREHOLDER VOTING REQUIREMENTS.

                  (a) Each Shareholder agrees not to vote in favor of any of the matters described in this Section 2.4(a) unless Shareholders holding more than fifty percent (50%) of the Class A Preferred Shares voting as a class and fifty percent (50%) of the Class B Preferred Shares voting as a class have approved such matters (except with respect to subsection (ii) below,


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as to which each Shareholder agrees not to vote in favor of unless Shareholders holding more than fifty percent (50%) of the Class A Preferred Shares have voted in favor thereof). These matters are as follows:

                        (i) changes in legal structure of the Company such as the conversion to a partnership (other than the creation of a subsidiary);

                        (ii) merger, consolidation or spin-off involving the Company or sales of all or substantially all of the assets of the Company;

                        (iii) redemption of capital stock of the Company and any other share repurchases, as well as a subsequent resale of such repurchased shares, in excess of $50,000, except that, with respect to employment related buy-backs, the Company may redeem or repurchase such capital stock without approval of the Class A Preferred Shares; provided, however, that any such employment related buy-back is carried out in accordance with a severance arrangement;

                        (iv) insolvency, protection measures against creditors, bankruptcies or any other voluntary or judicial financial restructuring procedures;

                        (v) entry by the Company into any business other than the Internet business or any other service;

                        (vi) dissolution, winding up or voluntary liquidation of the Company;

                        (vii) modification of the benefits, advantages and conditions of redemption or amortization of one or more classes of preferred shares, or the creation of a new class of Shares which has rights which are senior to the Class A Preferred Shares or Class B Preferred Shares;

                        (viii) creation by the Company of beneficial interests in the capital stock of the Company; and

                        (ix) any amendments to the Memorandum relating to the foregoing items.

                  (b) Each of the Shareholders will receive at least ten (10) calendar days prior written notice of any meeting of Shareholders. In case a quorum is not present at a meeting, the Shareholders attending such meeting shall take any measures necessary to make such meeting ineffective, and hereby agree that any action taken at such meeting (other than such measure) shall be void ab initio. Except as provided in Section 2.4(a) above, actions requiring approval of the Shareholders will be approved by a vote of a majority of the Shareholders entitled to vote thereon and present in person or represented by proxy (or any greater percentage which may be required under applicable law), at any duly convened meeting of Shareholders at which a quorum is present.


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                  2.5.  RIGHT TO INSPECT RECORDS. Each Shareholder shall have the right to inspect and examine the books, records, files, long term business plans and other business plans, and other documents of the Company upon reasonable notice to the Company and at reasonable times and in a manner so as not to disrupt business operations. In addition, the Shareholders agree to cause the Company to provide any and all information reasonably required by any Shareholder in order to comply with any legal, tax or regulatory requirements applicable to such Shareholder.

                  2.6. FINANCIAL REPORTING. The Company shall furnish to the Shareholders (or, in the case of clause (d) hereof, the Class A Shareholders):

                  (a) as soon as available, and within ninety (90) days after the end of each fiscal year thereafter, (i) an audited consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year, together with the related consolidated statements of income, shareholders' equity and cash flows for the fiscal year then ended, prepared in accordance with United States GAAP, and certified by a "Big 5" firm of independent public accountants selected by the Board and approved by the Shareholders, such approval not to be unreasonably withheld (the "ANNUAL FINANCIAL STATEMENT"); and
(ii) any related management letters from such accounting firm. The Annual Financial Statement shall also include comparative statements from the prior fiscal year and the most recent Annual Budget (as defined below) delivered by the Company pursuant to Section 2.6(d) hereof;

                  (b)   as soon as available, and in any event within thirty
(30) days after the end of each quarter in each fiscal year (other than the last quarter in each fiscal year) a consolidated balance sheet of the Company and its Subsidiaries and the related statements of income, shareholders' equity and cash flows, unaudited but prepared in accordance with United States GAAP (except that such unaudited financial statement need not contain all of the required footnotes and is subject to normal, recurring non-material year end adjustments), and certified by the chief financial officer of the Company (the "QUARTERLY BALANCE SHEET"). The Quarterly Balance Sheet shall be accompanied by a quarterly management report describing the current status of the Company and its Subsidiaries and their operations and prospects. The Quarterly Balance Sheet should be prepared as of the end of such quarter with statements of income, shareholders' equity and cash flows for such quarter and for the period from the beginning of the fiscal year to the end of such quarter, in each case with comparative statements for the prior fiscal year and the most recent Annual Budget delivered by the Company pursuant to 2.6(d) hereof, and which shall specifically note and describe all expenditures (in any single transaction or series of related transactions) in excess of $50,000 not included in the most recent Annual Budget delivered by the Company pursuant to Section 2.6(d) hereof;

                  (c) as soon as available, and in any event no later than twenty (20) days after the end of each month, statements of income and cash flow, unaudited but prepared in accordance with United States GAAP (except that such unaudited financial statement need not contain all of the required footnotes and is subject to normal, recurring non-material year-end adjustments) and certified by the chief financial officer of the Company, and any other reports that are prepared by the management of the Company for the Board.


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                  (d)   as soon as available, and in any event no later than
sixty (60) days prior to the start of each fiscal year, capital and operating expense budget, cash flow projections and income and loss projections for the Company and its Subsidiaries in respect of such fiscal year and an annual business plan (the "ANNUAL BUDGET"), all itemized in reasonable detail and prepared on a monthly basis, and, promptly after preparation, any revisions to any of the foregoing;

                  (e) promptly, any document relating to the affairs of the Company and its Subsidiaries delivered to all of the Shareholders and such other information as the Shareholders shall reasonably request from time to time; and

                  (f) promptly, notice, and in any event within ten (10) days after notice has been received by the Company or its Subsidiaries, of any material litigation or an adverse event, claim, dispute or any other development which may be deemed material to the operations, assets or properties of the Company or its Subsidiaries.

                  2.7. ETHICAL BUSINESS PRACTICES. Each Shareholder agrees, severally and not jointly, not to offer or give on behalf of the Company or any of its Subsidiaries, and the Company agrees not to offer or give, either directly or through a Third Party (as defined below), anything of value to: (a) any government official, any political party or official thereof, or any candidate for political office; (b) any customer or member of the government; or
(c) any other Person, in any such case while knowing or having reason to know that all or a portion of such money or thing of value may be offered, given or promised, directly or indirectly, to any customer or member of the government or candidate for political office for the purpose of the following: (i) influencing any action or decision of such Person, in his or its official capacity, including a decision to fail to perform his or its official function; (ii) inducing such Person to use his or its influence with any government or instrumentality thereof to effect or influence any act or decision of such government or instrumentality in order to assist the Company in obtaining or retaining business for, or with, or directing business to, any Person; or (iii) where such payment would constitute a bribe, kickback or illegal or improper payment.

                  2.8. LIABILITY INSURANCE. The Company will maintain in full force and effect directors' and officers' liability insurance with a reputable, financially stable insurance company in such amounts and on such usual and customary terms (including, without limitation, as to coverage for claims against directors following the termination of their Board service) as the Board shall authorize from time to time.


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                  2.9.  COMPENSATION COMMITTEE AND AUDIT COMMITTEE. The Board of
the Company shall have two permanently sitting committees, the Compensation Committee and the Audit Committee, which committees shall be comprised of three members each. The Shareholders agree that two (2) representatives shall be appointed to each committee by the Class A Shareholders, of which one (1) representative shall be appointed by Ibero Group to each of the committees as long as the Ibero Group retains its Board seat, and one (1) representative shall be appointed by Chestnut to each of the committees as long as Chestnut retains its Board seat. One (1) representative shall be appointed by the Initial Shareholders to each of the committees.


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ARTICLE 3.         TRANSFERS OF SHARES; PREEMPTIVE RIGHTS

                  3.1. RESTRICTION ON TRANSFER. The El Sitio Shares held by any Shareholder and comprising its Interest ("Covered Shares") shall not be transferable, directly or indirectly, except upon the conditions specified in this Article 3, which conditions are intended, in part, to ensure compliance with the provisions of the Securities Act in respect of any disposition of any Covered Shares or any interest therein which would constitute a sale thereof within the meaning of the Securities Act (a "Transfer"). As used in this Article 3, the term "Transferor" refers to the transferor (whether by voluntary or involuntary means) of any Covered Shares, the term "Other Shareholder" means the Shareholder which is not the Transferor, and the term "Subject Shares" means the shares of Covered Shares that have been or are to be Transferred.

                  3.2. INVOLUNTARY TRANSFERS. In the event that an Involuntary Transfer (as hereinafter defined) by any Shareholder of any Covered Shares may occur, the following procedures shall apply:

                  (a) The Shareholder to be deprived or divested of Covered Shares by the Involuntary Transfer shall promptly give written notice of such Involuntary Transfer in reasonable detail to the Company and to the Other Shareholders, and the person or persons who take or propose to take any interest in the Subject Shares as a result of such Involuntary Transfer (the "Transferee") shall hold such interest subject to the rights of the Other Shareholder as set forth below.

                  (b) Upon receipt of the notice referred to in Section 3.2(a) above or upon discovery of such Involuntary Transfer, the Company shall cause the appraisal referred to in Section 3.2(c) to be made and each of the Other Shareholders shall have the irrevocable option, but not the obligation, for a period of sixty (60) days following receipt by all Other Shareholders of the results of such appraisal, to purchase the Subject Shares, subject to the terms set forth herein. Each Other Shareholder may exercise the option for the number of Subject Shares which bears the same relation to the total number of Subject Shares as (x) such Other Shareholder's Interest bears to (y) the aggregate Interest then held by all of the Other Shareholders exercising such option (and purchasing Subject Shares under Section 3.2(c) below), or for such other number of Subject Shares as all of the Other Shareholders exercising such option may agree in writing. In the event that the Other Shareholders elect to purchase, in the aggregate, less than all of the Subject Shares, then the Other Shareholders shall have no right to purchase any of the Subject Shares.

                  (c) The closing for any such sale of Subject Shares to one or more Other Shareholders shall be at the offices of the Company on a mutually satisfactory business day within fifteen (15) days after the expiration of such sixty (60) day period. The purchase price per share of any Subject Shares purchased pursuant to this Section 3.2 shall be the amount which is equal to the fair value, as of the Valuation Date (as hereinafter defined), of a Subject Share, as such fair value is determined by an independent appraiser selected by the Company and reasonably acceptable to the Shareholders holding, in the aggregate, the majority of the aggregate Interests, and all costs of any such appraisal shall be paid by the Company. The "Valuation


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Date" shall be the last day of the calendar quarter immediately preceding the
Involuntary Transfer.

                  (d) For purposes of this Agreement, the term "Involuntary Transfer" shall mean any involuntary sale, transfer, encumbrance or other disposition by or in which any Shareholder shall be deprived or divested of any right, title or interest in or to any Covered Shares, including, without limitation, any levy of execution, transfer in connection with bankruptcy, judicial reorganization, insolvency or similar proceedings or any transfer to a public officer or agency pursuant to any abandoned property or escheat law; provided that any Transfer complying with Section 3.3, Section 3.4, Section 3.5 or Section 3.6 hereof shall not be deemed to be an "Involuntary Transfer."

                  3.3. RIGHTS OF FIRST OFFER. Except as otherwise expressly provided in Sections 3.4 and 3.5 hereof, each Shareholder (other than any Class B Shareholder) hereby agrees that it shall not effect a Transfer of any Covered Shares and to the extent that any offers made pursuant to this Section 3.3(a) will not violate the Securities Act, except in accordance with the following procedures:

                  (a) In the event that a Shareholder (other than a Class B Shareholder) wishes to make a Transfer of any Covered Shares, the Transferor shall first deliver to the Other Shareholders a written notice (the "Offer Notice"), which Offer Notice shall (i) specify the terms, including the number of shares of Covered Shares to be sold, and the price per share at which the Transferor proposes to Transfer such Covered Shares, and (ii) be irrevocable for a period of fifteen (15) days after delivery thereof, offering (the "Offer") to the Other Shareholders all of the Subject Shares proposed to be sold by the Transferor at the purchase price and on the terms specified therein. Each of the Other Shareholders shall have the right and option, at its sole discretion, for a period of fifteen (15) days after delivery of the Offer Notice (the "Acceptance Period"), to accept all, but not less than all, of the Subject Shares (pro rata among such Other Shareholders so electing on the basis of the number of El Sitio Shares owned by such Other Shareholders) offered at a price equal to the purchase price and upon the other terms stated in the Offer Notice. Such acceptance may be made by delivery of a written notice to the Transferor within said fifteen (15) day period, which notice shall specify whether such Shareholder wishes to purchase more than its pro rata share, if Other Shareholders decline to purchase, and if so, the maximum purchase such Shareholder elects to make. In the event that any Shareholder elects not to exercise its pro rata right to purchase, the Other Shareholder(s) shall have the right to purchase the Subject Shares otherwise allocable to the non-participating Shareholder pro rata to their participation in the Offer, subject to the limits set forth in the applicable Offer Notice. In the event that the Other Shareholders elect not to purchase all of the Subject Shares, then the Other Shareholders shall have no right to purchase all or any portion of such Subject Shares and the Transferor shall be free to Transfer the Subject Shares in accordance with Section 3.3(c). A Shareholder electing to purchase Subject Shares pursuant to this Section 3.3 is referred to herein as a "Purchasing Shareholder"). For purposes of this Section 3.3, if the Transferor is transferring the Company's common shares, then the Class B Shareholders shall be included as Other Shareholders; in all other cases, the Class B Shareholders shall not be included as Other Shareholders


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                  (b)   Notwithstanding anything to the contrary contained in
Section 3.3 hereof, in the event the Transferor is one of the (i) Initial Shareholders, the other Initial Shareholders will have a priority right of first offer with respect to any Subject Shares offered by an Initial Shareholder, in accordance with the terms and conditions of the Syndication Agreement among the Initial Shareholders and dated as of June 10, 1999, before any such right may be exercised by the Shareholders of any other class or (ii) Class A Shareholders, the other Class A Shareholders will have a priority right of first offer with respect to any Class A Preferred Shares offered by a Class A Shareholder, before any such right may be exercised by the Other Shareholders.

                  (c) Transfers, if any, of Subject Shares to the Purchasing Shareholder under the terms of this Section 3.3 shall be made at the offices of the Company or any other address acceptable to the Company on a mutually satisfactory business day within fifteen (15) days after the expiration of the Acceptance Period. The Transferor shall deliver the Subject Shares by delivering share certificates representing such Subject Shares, duly endorsed for transfer, against payment of the purchase price thereof, in accordance with the terms of the Offer.

                  (d) If effective acceptance shall not be received pursuant to Section 3.3(a) above, with respect to all Covered Shares offered for sale pursuant to the Offer Notice, then the Transferor may Transfer all or any part of the El Sitio Shares so offered for sale at a price not less than the price, and on terms not more advantageous to the purchaser than the terms stated in the Offer Notice at any time within one hundred eighty (180) days after the expiration of the Acceptance Period.

                  (e) In the event that any Shareholder exercises a purchase right under Section 3.3(a) and then fails to consummate such purchase in accordance with the terms of the Offer Notice (each such Shareholder, a "Defaulting Shareholder"), then, in addition to any remedies at law or in equity that the Transferor may have in respect of such failure, the Defaulting Shareholder shall thereafter cease to have any right to receive offers or purchase shares pursuant to Section 3.3(a).

                  3.4. EXEMPT TRANSFERS. Anything contained herein to the contrary notwithstanding, the provisions of Sections 3.3, 3.5 and 3.6 shall not be applicable to a Transfer (i) to an Affiliate of a Shareholder or for the benefit of an Affiliate or family member of a Shareholder, if made solely for personal tax or estate planning purposes of the Transferor, or (ii) in an offering pursuant to the exercise of registration rights under the Registration Rights Agreement, provided such Affiliate executes all documents (including the representation that such Transfer may be effected without registration under the applicable provisions of the Securities Act and state securities or blue sky laws) deemed reasonably necessary by the Other Shareholder to cause the Affiliate to become a party to, and be bound by, the terms of this Agreement.

                  3.5.  TAG-ALONG RIGHTS.

                  (a) RIGHT TO PARTICIPATE IN SALE. Notwithstanding any other provision hereof, if any Shareholder party hereto, other than any Class B Shareholder (such Shareholders, together with their Affiliates, the "Selling Shareholder(s)") proposes to enter into an agreement with a third party to sell or otherwise dispose of for value (such sale or other disposition for value being referred to as a "Tag-Along Sale") El Sitio Shares held by it to a third party who is not an Affiliate (any such party, a "Third Party") pursuant to a bona fide transaction (or series of related transactions) in which securities representing an aggregate Interest of fifty percent (50%) or more will be sold to a Third Party, then the Selling Shareholder(s) shall afford the Other Shareholder(s), (the "Tag-Along Shareholders") the opportunity to require that the sale by the Selling Shareholder(s) be conditioned upon such Third Party purchasing that number of El Sitio Shares owned by such Tag-Along Shareholder which delivers a Tag-Along Notice in accordance with Section 3.5(c) equal to the product (rounded up to the nearest whole number) of (i) the quotient determined by dividing (A) the number of El Sitio Shares owned by such Tag-Along Shareholder, by (B) the number of El Sitio Shares owned by the Selling Shareholders and all Tag-Along Shareholders which are selling El Sitio Shares in the contemplated Tag-Along Sale, and (ii) the number of El Sitio Shares proposed to be sold by all Shareholders in the contemplated Tag-Along Sale. In negotiating a Tag-Along Sale, the Selling Shareholder(s) shall provide (i) that the only representations, warranties or covenants which any Tag-Along Shareholder shall be required to make in connection with any Transfer are representations and warranties with respect to its own ownership of the shares to be sold by it and its ability to convey title thereto free and clear of liens, encumbrances or adverse claims, its due organization, its due authorization, execution and delivery of the definitive purchase agreement (if applicable), enforceability of such purchase agreement against it and no conflict of it with such purchase agreement, and (ii) that the liability of the Tag-Along Shareholder with respect to any representation and warranty made in connection with any Transfer is the several liability of such Tag-Along Shareholder (and not joint with any other person) and that such liability is limited to the amount of proceeds actually received by such Tag-Along Shareholder; provided, however, that the foregoing shall not limit the obligations of such Tag-Along Shareholder, and such Tag-Along Shareholder hereby expressly agrees to be bound by and be subject to, any escrow or other holdback arrangement (on a pro rata basis based on the number of shares sold by such Tag-Along Shareholder in proportion to all shares of the Company sold in such Tag-Along Sale) provided for in the agreement relating to the Tag-Along Sale. For purposes of this Section 3.5, if the Selling Shareholder is transferring the Company's common shares, then the Class B Shareholders shall be included as Tag-Along Shareholders; in all other cases, the Class B Shareholders shall not be included as Other Shareholders.

                  (b) SALE NOTICE. The Selling Shareholder(s) shall provide each Tag-Along Shareholder and the Company with written notice (the "Tag-Along Sale Notice") not less than thirty (30) days prior to the proposed date of the Tag-Along Sale (the "Tag-Along Sale Date"). Each Tag-Along Sale Notice shall be accompanied by a copy of any agreement relating to the Tag-Along Sale (if available) and shall set forth: (i) the name and address of the Third Party in the Tag-Along Sale; (ii) the number of shares proposed to be Transferred by the Selling Shareholder(s); (iii) the proposed amount and form of consideration to be paid for such shares expressed on a per share basis and the terms and conditions of payment offered by the Third Party; (iv) the aggregate number of shares of the Company held of record by the Selling Shareholder(s) as of the close of business on the day immediately preceding the date of the Tag-Along Notice (the "Tag-Along Notice Date"); (v) confirmation that the Third Party has been informed of the "Tag-Along Rights" provided for herein and has agreed to purchase shares from any Tag-Along Shareholder in accordance with the terms hereof; and (vi) the Tag-Along Sale Date.

                  (c) TAG-ALONG NOTICE. Any Tag-Along Shareholder wishing to participate in the Tag-Along Sale shall provide written notice (the "Tag-Along Notice") to the Selling Shareholder(s) no less than fifteen (15) days prior to the Tag-Along Sale Date. The Tag-Along Notice shall set forth the number of El Sitio Shares that such Tag-Along Shareholder elects to include in the Tag-Along Sale. The Tag-Along Notice given by any Tag-Along Shareholder shall constitute such Tag-Along Shareholder's binding agreement to sell the shares specified in the Tag-Along Notice on the terms and conditions applicable to the Tag-Along Sale; provided, however, that in the event that there is any material change in the material terms and conditions of such Tag-Along Sale applicable to the Tag-Along Shareholder (including, but not limited to, any decrease in the purchase price that occurs other than pursuant to an adjustment mechanism set forth in the agreement relating to the Tag-Along Sale) after such Tag-Along Shareholder gives its Tag-Along Notice, then, notwithstanding anything herein to the contrary, the Tag-Along Shareholder shall have the right to withdraw from participation in the Tag-Along Sale with respect to all of its El Sitio Shares affected thereby. If the Third Party does not consummate the purchase of all the El Sitio Shares requested to be included in the Tag-Along Sale by any Tag-Along Shareholder on terms and conditions which are no more favorable in any material respect to the Selling Shareholder (except as otherwise provided herein), then the Selling Shareholder(s) shall not consummate the Tag-Along Sale of any of its shares to the Third Party. If a Tag-Along Notice from any Tag-Along Shareholder is not received by the Selling Shareholder(s) prior to the fifteen (15) day period specified above, the Selling Shareholder(s) shall have the right to consummate the Tag-Along Sale without the participation of such Tag-Along Shareholder, but only on terms and conditions which are no more favorable in any material respect to the Selling Shareholder (and in any event, at no greater a purchase price, except as the purchase price may be adjusted pursuant to the agreement regarding the relevant sale or other disposition) than as stated in the Tag-Along Sale Notice and only if such Tag-Along Sale occurs on a date within one hundred eighty (180) days of the Tag-Along Sale Date. If such Tag-Along Sale does not occur within such one hundred eighty (180) day period, the El Sitio Shares that were to be subject to such Tag-Along Sale thereafter shall continue to be subject to all of the restrictions contained in this Agreement.

                  (d) DELIVERY OF SHARES. On the Tag-Along Sale Date, each Tag-Along Shareholder shall deliver the shares to be sold in connection with the Tag-Along Sale to the Third Party by delivering share certificates representing such shares, duly endorsed for transfer, against delivery of immediately available funds in the amount of the purchase price for such shares.

                  (e) NO WAIVER. Any election in any instance by a Shareholder not to exercise its rights to participate in a Tag-Along Sale under this Section
3.5 shall not constitute a waiver of such rights with respect to any other proposed Transfer of shares of the Company which would trigger such rights.

                  3.6.  DRAG-ALONG RIGHTS.

                  (a) GRANT OF DRAG-ALONG RIGHTS. If any Shareholder(s) party hereto, other than any Class B Shareholder (such Shareholders, together with their Affiliates, the "Selling Shareholder(s)") proposes to enter into an agreement with a Third Party to sell or otherwise dispose of for value (such sale or other disposition for value being referred to as a "Drag-Along Sale") El Sitio Shares held by it to a Third Party pursuant to a bona fide transaction (or series of related transactions) in which securities representing an aggregate Interest of fifty percent (50%) or more will be sold to a Third Party, then the remaining Shareholder(s), other than the Class B Shareholders (the "Drag-Along Shareholder") shall, upon the written request of the Selling Shareholder(s), sell to such Third Party (i) El Sitio Shares owned by such Drag-Along Shareholder equal to (A) the number of El Sitio Shares owned by such Drag-Along Shareholder multiplied by (B) a fraction ("Drag-Along Fraction"), the numerator of which is the number of El Sitio Shares the Selling Shareholder(s) intend to sell pursuant to this Section 3.6 and the denominator of which is the aggregate number of El Sitio Shares owned by the Selling Shareholder(s), and (ii) warrants owned by such Drag-Along Shareholder representing the right to acquire a number of shares equal to (A) the number of shares underlying such Drag-Along Shareholders warrants multiplied by (B) the Drag-Along Fraction, contemporaneously with the sale of such El Sitio Shares by the Selling Shareholder(s), for, with respect to the El Sitio Shares, the same consideration and on the same terms as those provided by such Third Party to the Selling Shareholder(s) and, with respect to the warrants, for the same consideration and on the same terms as those provided by such Third Party to the Selling Shareholder(s) less the aggregate exercise price for the warrants so transferred.

                  (b) EXERCISE OF DRAG-ALONG RIGHT. The Drag-Along Right shall be exercisable by written notice given by the Selling Shareholder(s) to each Drag-Along Shareholder containing the price and other material terms of the proposed sale and the date of the closing of the proposed sale (the "Drag-Along Sale Date"), which date shall not be less than twenty (20) nor more than sixty
(60) calendar days after the date of such notice.

                  (c) DELIVERY OF SHARES. On the Drag-Along Sale Date, each Drag-Along Shareholder shall deliver the shares to be sold in connection with the Drag-Along Sale to the Third Party by delivering share certificates representing such shares, duly endorsed for transfer, against delivery of immediately available funds in the amount of the purchase price for such shares.

                  3.7. TRANSFERS IN VIOLATION OF AGREEMENT. If any voluntary Transfer of El Sitio Shares is made or attempted contrary to the provisions of this Agreement (such Transfer, an "Unauthorized Transfer"), the Other Shareholders shall have the right to purchase all or part of such El Sitio Shares from the owner thereof or the owner's transferee at any time before or after the Transfer at a purchase price per share equal to (i) if any El Sitio Shares are listed for trading on NASDAQ or the Bolsa de Comercios de Buenos Aires, the lesser of (x) eighty percent (80%) of the thirty (30) day average closing price over the thirty-day period immediately preceding the date of the initial Transfer contrary to this Agreement, or (y) eighty percent (80%) of the thirty (30) day average closing price for the thirty days immediately preceding the date of exercise of the right granted to the Other Shareholders herein, or (ii) if no El Sitio Shares are listed for trading on NASDAQ or the Bolsa de Comercios de Buenos Aires, the lesser of (x) eighty percent (80%) of the Fair Value at the time of the initial transfer that was contrary to this Agreement, or (y) eighty percent (80%) of the Fair Value at the time of the Other Shareholders' purchase of such El Sitio Shares. The term "Fair Value" shall mean the amount at which the El Sitio Shares would change hands between an independent, willing buyer and an independent, willing seller, each having reasonable knowledge of all relevant facts and neither being under any compulsion to act (considering, where applicable, the relative rights of all outstanding classes or series of capital stock but not discounting the value of such securities for illiquidity or because they represent a minority ownership position in the Company), which amount shall be determined by the Board in its reasonable discretion and in good faith.

                  3.8.  PREEMPTIVE RIGHTS.

                  (a) Except for the issuance of the Company's capital stock or other securities (i) pursuant to a Qualifying IPO (as defined in the Memorandum), (ii) comprising additional shares or option issuances to Employees of the Company pursuant to share option plans existing on the date hereof including the number of shares issuable thereunder as of the date hereof (or amendments to such plans or new plans if agreed to by the Shareholders), (iii) comprising Class B Preferred Shares, up to an aggregate of 1,888,889 Class B Preferred Shares, or (iv) in connection with acquisitions of businesses by the Company approved by the Shareholders, if the Company at any time after the date hereof authorizes the issuance or sale of any capital stock of the Company or any securities of the Company containing options or rights to acquire any shares of capital stock (other than as a dividend on the outstanding capital stock), the Company shall first offer to sell to the Shareholders on a pro rata basis, all of such capital stock or other securities (the "Offered Shares").

                  (b)   In order to exercise its purchase rights under this
Section 3.8, each Shareholder must within twenty (20) business days after receipt of written notice from the Company describing in reasonable detail the capital stock or securities being offered, the purchase price thereof and the payment terms, deliver a written notice to the Company describing its election hereunder. Such election shall indicate the number of Offered Shares that the Shareholder in its sole discretion elects to purchase, which may be all or any portion of the Offered Shares. The Company shall give the Shareholders no less than fifteen (15) business days notice of the closing of the sale and purchase of such shares.

                  (c) Upon the expiration of the 20-day period described above, the Company shall be entitled to sell such capital stock or securities which the Shareholder has not elected to purchase during the ninety (90) days following such expiration on terms and conditions, including price, no more favorable to the purchasers thereof than those offered to the Shareholders. Any capital stock or securities offered or sold by the Company to any person after such 90-day period must be re-offered to the Shareholders pursuant to the terms of this Section 3.8.

ARTICLE 4.         OTHER AGREEMENTS

                  Ibero-American Media Partners II Ltd., Washburn and the Company agree to use reasonable efforts to exploit jointly strategic business opportunities in the future, including, but not limited to: (i) the Ibero Group advertising on the Internet site of the Company and the Company advertising on media networks of the Ibero Group and its Affiliates (including agreements whereby the Company will utilize media networks of the Ibero Group and its Affiliates as the preferred choice for its advertising expenditures); (ii) the Company and the Ibero Group developing Internet sites for Ibero Group's media networks as a preferred provider; (iii) the Company and the Ibero Group sharing production and advertising sales assets; and (iv) the Company and the Ibero Group sharing offices and other administrative overhead; provided, however, that such opportunities are mutually beneficial for both Ibero Group and the Company. The Ibero Group and the Company agree that these strategic business opportunities are intended to be a part of a long-term strategic initiative.

ARTICLE 5.         MISCELLANEOUS

                  5.1. NOTICES. Any and all notices, designations, consents, offers, acceptances, or any other communication required or permitted to be given by any provision of this Agreement shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by telecopier with acknowledgment of receipt sent by telecopier or delivered in person, as the case may be, to such party at the address or telecopier number, as the case may be, set forth on the signature pages hereto. All such notices, requests, consents and other communications shall be deemed to have been received: (a) in the case of personal delivery, on the date of receipt; or (b) in the case of telecopying, on the date of acknowledgment thereof.

                  5.2. AMENDMENT AND WAIVER. No change or modification of, or waiver of compliance with, this Agreement shall be valid unless the same shall be in writing and signed by each of the Shareholders party hereto which holds an Interest of one percent (1%) or more.

                  5.3. TERMINATION. This Agreement may be terminated at any time by an instrument in writing signed by all of the Shareholders party hereto. This Agreement shall terminate automatically as to any Shareholder which transfers all of its El Sitio Shares, or upon the occurrence of a Qualifying IPO (as defined in the Memorandum). Unless sooner terminated, this Agreement shall terminate ten (10) years from the date hereof, unless, at any time within one
(1) year prior to such date, all of the parties extend its duration for as many additional periods, each not to exceed ten (10) years, as they may desire.

                  5.4. NO WAIVER. No failure or delay on the part of the Shareholders or any of them in exercising any right, between the Company and the Shareholders or any of them shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Shareholders or any of them would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Shareholders or any of them to take any other or further action in any circumstances without notice or demand.

                  5.5. SPECIFIC PERFORMANCE. Each party to this Agreement acknowledges that the other parties will suffer irreparable injury in the event of any breach of any provision of this Agreement and that therefore the remedy at law for any breach or threatened breach of any such provision of this Agreement will be inadequate. Accordingly, upon a breach or threatened breach of any such provision of this Agreement by any party hereto, the other parties shall, in addition and without prejudice to any of the rights and remedies they may have, be entitled as a matter of right, without proof of actual damages, to seek specific performance of such provisions of this Agreement and to such other injunctive or equitable relief to enforce, or prevent any violations (whether anticipatory, continuing or future) of, such provisions of this Agreement.

                  5.6. COUNTERPARTS AND HEADINGS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. All headings and any cover page or table of contents are inserted for convenience or reference only and shall not affect its meaning or interpretation.

                  5.7. NOUNS AND PRONOUNS. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice-versa. Dollars or $ means the currency of the United States or its foreign currency equivalent at the time the determination is made.

                  5.8. EXPENSES. Each of the parties to this Agreement shall bear its own expenses, including, without limitation, the fees and disbursements of its respective counsel, in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby.

                  5.9. GOVERNING LAW. This Agreement will be governed by, and construed and enforced in accordance with, the laws of the British Virgin Islands, without regard to its conflict of law rules.

                  5.10. DISPUTE RESOLUTION.

                  (a) Any and all disputes between or among the parties not involving any Class B Shareholder arising in connection with or relating in any way to the validity, construction, meaning, enforceability or performance of this Agreement shall be settled by binding arbitration in accordance with the rules of arbitration then in effect (the "ICC Rules") of the International Chamber of Commerce (the "ICC"). Any party or parties electing to refer a matter to arbitration pursuant hereto (the "Petitioner") shall promptly deliver written notice (the "Arbitration Notice") to the other parties that it wishes to commence an arbitration proceeding under this Section 5.10. The Arbitration Notice shall set forth the matter being referred to arbitration and the name of the individual selected by the Petitioner as one of the arbitrators.

                  (b) There shall be three (3) arbitrators, and each party to the arbitration shall select one (1) arbitrator. Within twenty (20) days of receipt of the Arbitration Notice, the other party to such arbitration (the "Respondent") shall appoint an arbitrator (who shall have appropriate qualifications in relation to the matter in dispute) and notify the Petitioner of such appointment and submit its counter statement, if any, of the matter being referred to arbitration. If the Respondent fails to appoint an arbitrator within such twenty (20) day period, the Petitioner shall request the ICC President to appoint a second arbitrator who shall have appropriate qualifications in relation to the matter in dispute. Within twenty (20) days after appointment of the second arbitrator, the two arbitrators shall appoint the third arbitrator. If the two arbitrators fail to appoint the third arbitrator within such twenty (20) day period, either party to the arbitration may request that the ICC President appoint the third arbitrator, who shall have appropriate qualifications in relation to the matter in dispute. All three (3) arbitrators shall be bilingual (Spanish/English). In the event that there are more than two (2) parties to such arbitration, all three (3) arbitrators shall be appointed by the ICC President.

                  (c) The arbitration proceedings shall be conducted in the English and Spanish languages in London, England, in accordance with the ICC Rules, and all documents in connection with any such proceedings shall be submitted in the English or Spanish languages or with a complete and accurate English or Spanish (as applicable) language translation. In any arbitration, the decision of the arbitrators shall be final and binding on the parties to the arbitration and judgment on the decision may be entered in and enforced in any court of competent jurisdiction in accordance with the New York Convention on the Recognition and Enforcement of Arbitral Awards. The substantially prevailing party in such arbitration, in addition to all other relief provided, shall be entitled to an award of all its reasonable costs and expenses including attorney fees and expenses and deposits and payments to the ICC.

                  (d) Each party hereto hereby agrees that each of the parties hereto shall have the right to seek appropriate emergency or equitable relief to preserve the arbitral matter or to otherwise protect its rights pending resolution of the arbitral matter, whether in New York, New York, Argentina or in any other jurisdiction.

                  (e) The parties agree to negotiate in good faith to resolve any dispute involving the Class B Shareholders regarding arising in connection with or relating in any way to the validity, construction, meaning, enforceability or performance of this Agreement. If the negotiations do not resolve the dispute to the reasonable satisfaction of both parties to the dispute, then each party shall nominate one senior officer of the rank of Vice President or higher as its representative. These representatives shall, within thirty (30) days of a written request by either party to call such a meeting, meet in person and alone (except for one assistant for each party) and shall attempt in good faith to resolve the dispute. If the disputes cannot be resolved by such senior managers in such meeting, the parties agree that they shall, if requested in writing by either party, meet within thirty (30) days after such written notification for one day with an impartial mediator and consider dispute resolution alternatives other than litigation. If an alternative method of dispute resolution is not agreed upon within thirty (30) days after the one-day mediation, either party may begin litigation proceedings. This procedure shall be a prerequisite before taking any additional action hereunder.

                  5.11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of each of the Shareholders and their respective executors, administrators and personal representatives and heirs and their successors and assigns. The rights and obligations of any Shareholder hereunder shall inure to the benefit of and be binding upon any transferee of such Shareholder, if (i) such transferee agrees in writing to be bound by the provisions of this Agreement and (ii) the Interest of such transferee would, immediately upon becoming a party to this Agreement, equal or exceed five percent (5%).

                  5.12. SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions hereof shall nevertheless continue in full force and effect as though the illegal, invalid or unenforceable provisions were not a part hereof, and the parties shall exert their best efforts to amend this Agreement to include a provision which is legal, valid and enforceable and which carries out the original intent of the parties.

                  5.13. COMPLETE AGREEMENT. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings, whether written or oral, between or among any of the parties hereto, with respect to the subject matter hereof, other than the Registration Rights Agreement and the Syndication Agreement among the Initial Shareholders, dated as of June 10, 1999.

                  5.14. FURTHER ASSURANCES. Each of the parties to this Agreement agrees to execute such other documents and take such other action as may be reasonably necessary to implement and carry out the intent of this agreement.

                  5.15. CONFLICT WITH MEMORANDUM. In the event that any of the terms or provisions contained herein conflict with any of the provisions contained in the Memorandum, the provisions of this Agreement shall govern to the extent consistent with applicable British Virgin Islands law, as in effect from time to time.

                  5.16. CONFIDENTIALITY. Each Shareholder (other than Intel Atlantic, Inc.) covenants and agrees to treat any non-public information provided to it by the Company concerning the business and finances of the Company ("Corporate Information") as confidential and agrees further that it will not use, exploit, reproduce, disclose or provide Corporate Information to any third party (other than any agents of the Shareholder who are bound by substantially similar obligations of confidentiality) on its own behalf or otherwise, except with the consent of the Company or as required by law, legal process or any federal or state regulatory body having jurisdiction over such Shareholder. The provisions of this Section 5.16 shall not apply to any information which:

                  (a) was within the public domain prior to the time of disclosure of Corporate Information to the Shareholder or which comes into the public domain other than as a result of a breach by the Shareholder of this
Section 5.16;

                  (b) was in the possession of the Shareholder (or any of its officers, directors, employees, agents, principals, or Affiliates) before the Shareholder received the Corporate Information;

                  (c) was rightfully acquired by the Shareholder from a third party without, to the knowledge of the Shareholder, any restriction or any obligation of confidentiality; or

                  (d) was independently developed by the Shareholder without any use or reference to the Corporate Information.

                  The provisions of this Section 5.16 shall survive the termination of this Agreement, either in whole or as to any Shareholder, for a period of two (2) years.

                  The obligations of Intel Atlantic, Inc. with respect to the treatment of Corporate Information are set forth in Exhibit 4 hereto.

            [The rest of this page has been intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

                             EL SITIO, INC.




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:

                                      Avenida Belgrano 845, 4th Floor
                                      1092 Buenos Aires, Argentina
                                      Attn:  Roberto Cibrian Campoy
                                      Telephone:  (54 11) 4343-9122
                                      Telecopier:  (54 11) 4343-9122, ext. 104

                                with a copy to:


                                      Paul, Hastings, Janofsky & Walker, LLP
                                      399 Park Avenue, 31st Floor
                                      New York, New York 10022
                                      Attn:  Neil A. Torpey
                                      Telephone:  (212) 318-6034
                                      Telecopier:  (212) 318-4090



       [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                            UTILITIVEST II, L.P.
                            By:   Utilitivest II, L.L.C., its General Partner



                            By:
                                     -------------------------------------
                                     Name:    Hurdle H. Lea III
                                     Title:   Vice President and Director of
                                              Utilitivest II, L.L.C.
                                     Notice address:

                                       -----------------------------------------
                                       -----------------------------------------
                                       -----------------------------------------
                                       -----------------------------------------
                                       -----------------------------------------

                            UTILITIVEST III, L.P.
                            By:   Utilitivest III, L.L.C., its General Partner



                            By:
                                     -------------------------------------
                                     Name:    Hurdle H. Lea III
                                     Title:   Vice President and Director of
                                              Utilitivest III, L.L.C.
                                     Notice address:

                                       -----------------------------------------
                                       -----------------------------------------
                                       -----------------------------------------
                                       -----------------------------------------
                                       -----------------------------------------




       [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             IAMP (EL SITIO) INVESTMENTS LTD.




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:

                                      c/o 404 Washington Avenue, 8th Floor
                                      Miami Beach, Florida 33139
                                      Attn:  Benjamin S.A. Moody
                                      Telephone:  (305) 894-3578
                                      Telecopier:  (305) 894-3599

                                with a copy to:


                                      Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                      590 Madison Avenue
                                      New York, New York 10022
                                      Attention:  L. Kevin O'Mara, Jr.
                                      Telephone:  (212) 872-1021
                                      Telecopier:  (212) 872-1002



       [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             WASHBURN ENTERPRISES INC.




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:

                                      c/o 404 Washington Avenue, 8th Floor
                                      Miami Beach, Florida 33139
                                      Attn:  Benjamin S.A. Moody
                                      Telephone:  (305) 894-3578
                                      Telecopier:  (305) 894-3599

                                with a copy to:


                                      Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                      590 Madison Avenue
                                      New York, New York 10022
                                      Attention:  L. Kevin O'Mara, Jr.
                                      Telephone:  (212) 872-1021
                                      Telecopier:  (212) 872-1002



       [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             CHESTNUT HILL (EL SITIO), LLC




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:

                                      c/o GCC Investments, Inc.
                                      1300 Boylston Street
                                      Chestnut Hill, MA 02647
                                      Attn:  Michael A. Greeley
                                      Telephone:  (617) 975-3222
                                      Telecopier:  (617) 975-320

                                with a copy to:


                                      Phillip J. Szabla
                                      Vice President and General Counsel
                                      GC Companies, Inc.
                                      1300 Boylston Street
                                      Chestnut Hill, MA 02467
                                      Telephone:  (617) 264-8098
                                      Telecopier:  (617) 264-8206


       [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             TOWER PLUS INTERNATIONAL CORP.




                             By:
                                ------------------------------------------

                                Notice Address:

                                      c/o Nicholas Juan Alonso
                                      Plaza Independencia 811 PB
                                      11100 Montevideo Uruguay
                                      Telephone: (58 92) 902-1515
                                      Telecopier: (58 92) 902-5454





       [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             ROBERTO CIBRIAN-CAMPOY




                             By:
                                ------------------------------------------

                                Notice Address:

                                      c/o Avenida Belgrano 845, 4th Floor
                                      1092 Buenos Aires, Argentina
                                      Attn:  Roberto Cibrian Campoy
                                      Telephone:  (54 11) 4343-9122
                                      Telecopier:  (54 11) 4343-9122, ext. 104





       [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             HECTOR A. SIERRA




                             By:
                                ------------------------------------------

                                Notice Address:


                                      c/o Avenida Belgrano 845, 4th Floor
                                      1092 Buenos Aires, Argentina
                                      Attn:  Roberto Cibrian Campoy
                                      Telephone:  (54 11) 4343-9122
                                      Telecopier:  (54 11) 4343-9122, ext. 104





       [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             HECTOR R. BANDONI




                             By:
                                ------------------------------------------

                                Notice Address:


                                      c/o Avenida Belgrano 845, 4th Floor
                                      1092 Buenos Aires, Argentina
                                      Attn:  Roberto Cibrian Campoy
                                      Telephone:  (54 11) 4343-9122
                                      Telecopier:  (54 11) 4343-9122, ext. 104





       [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             SERGIO S. MONTI




                             By:
                                ------------------------------------------

                                Notice Address:


                                      c/o Avenida Belgrano 845, 4th Floor
                                      1092 Buenos Aires, Argentina
                                      Attn:  Roberto Cibrian Campoy
                                      Telephone:  (54 11) 4343-9122
                                      Telecopier:  (54 11) 4343-9122, ext. 104





       [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             DAMIAN SAID




                             By:
                                ------------------------------------------

                                Notice Address:


                                      c/o Avenida Belgrano 845, 4th Floor
                                      1092 Buenos Aires, Argentina
                                      Attn:  Roberto Cibrian Campoy
                                      Telephone:  (54 11) 4343-9122
                                      Telecopier:  (54 11) 4343-9122, ext. 104





       [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             ALBERTO E. TAPIA




                             By:
                                ------------------------------------------

                                Notice Address:


                                      c/o Avenida Belgrano 845, 4th Floor
                                      1092 Buenos Aires, Argentina
                                      Attn:  Roberto Cibrian Campoy
                                      Telephone:  (54 11) 4343-9122
                                      Telecopier:  (54 11) 4343-9122, ext. 104





       [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             JULIEN SEVAUX




                             By:
                                ------------------------------------------

                                Notice Address:


                                      c/o Avenida Belgrano 845, 4th Floor
                                      1092 Buenos Aires, Argentina
                                      Attn:  Roberto Cibrian Campoy
                                      Telephone:  (54 11) 4343-9122
                                      Telecopier:  (54 11) 4343-9122, ext. 104





       [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             GILES DARD




                             By:
                                ------------------------------------------

                                Notice Address:


                                      c/o Avenida Belgrano 845, 4th Floor
                                      1092 Buenos Aires, Argentina
                                      Attn:  Roberto Cibrian Campoy
                                      Telephone:  (54 11) 4343-9122
                                      Telecopier:  (54 11) 4343-9122, ext. 104





       [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             GUSTAVO BLUFSTEIN




                             By:
                                ------------------------------------------

                                Notice Address:


                                      c/o Avenida Belgrano 845, 4th Floor
                                      1092 Buenos Aires, Argentina
                                      Attn:  Roberto Cibrian Campoy
                                      Telephone:  (54 11) 4343-9122
                                      Telecopier:  (54 11) 4343-9122, ext. 104





       [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             MADELAINE CORP. S.A.




                             By:
                                ------------------------------------------

                                Notice Address:


                                      c/o Avenida Belgrano 845, 4th Floor
                                      1092 Buenos Aires, Argentina
                                      Attn:  Roberto Cibrian Campoy
                                      Telephone:  (54 11) 4343-9122
                                      Telecopier:  (54 11) 4343-9122, ext. 104





       [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             ROBERTO J. GARAT




                             By:
                                ------------------------------------------

                                Notice Address:


                                      c/o Avenida Belgrano 845, 4th Floor
                                      1092 Buenos Aires, Argentina
                                      Attn:  Roberto Cibrian Campoy
                                      Telephone:  (54 11) 4343-9122
                                      Telecopier:  (54 11) 4343-9122, ext. 104





        [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             COMPANIA DE INVERSIONES MONTEVIDEO BVI




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:


                                      Plaza Independencia 831/508
                                      Montevideo, Uruguay
                                      Tel:  (05982) 901-44-29







        [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             THE HENRY B. WILSON TRUST OF 1996




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:


                                      100 Wilshire Blvd.
                                      Suite 600
                                      Santa Monica, CA 90401







        [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             THE HENRY WILSON IRREVOCABLE TRUST
                             OF 1997, F.B.O. SCOTT WILSON




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:


                                      100 Wilshire Blvd.
                                      Suite 600
                                      Santa Monica, CA 90401







        [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             THE HENRY WILSON IRREVOCABLE TRUST
                             OF 1997, F.B.O HENRY BIRKS WILSON, JR.




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:


                                      100 Wilshire Blvd.
                                      Suite 600
                                      Santa Monica, CA 90401







        [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             THE HENRY WILSON IRREVOCABLE TRUST
                             OF 1997, F.B.O. ERINN PALMER BERKSON




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:


                                      100 Wilshire Blvd.
                                      Suite 600
                                      Santa Monica, CA 90401







        [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             THE HENRY WILSON IRREVOCABLE TRUST
                             OF 1997, F.B.O. TYLER HEARTT WILSON




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:


                                      100 Wilshire Blvd.
                                      Suite 600
                                      Santa Monica, CA 90401







        [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             BARBARA HUYETT




                             By:
                                ------------------------------------------

                                Notice Address:


                                      100 Wilshire Blvd.
                                      Suite 600
                                      Santa Monica, CA 90401







        [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             VAMAGRA S.A.




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:


                                      Pedras 172, 4th Floor
                                      1030 Buenos Aires, Argentina








        [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             SUMMIT INVESTMENT MANAGEMENT LTD.




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:


                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------


                                      with a copy to:

                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------

                             ELINSTAR INTERNATIONAL CORP.




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:


                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------


                                      with a copy to:

                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------

                             MILITELLO LIMITED




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:


                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------


                                      with a copy to:

                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------

                             FUTURIT S.A.




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:


                                      c/o Posadas 1429, Piso 10A
                                      1011, Buenos Aires, Argentina
                                      Attn: Felipe Ostrolencki
                                      Telephone: (54 11) 4447-0312
                                      Telecopier: (54 11) 4749-3315





        [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             QUANTUM DOLPHIN PLC




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:


                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------






        [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             SLI.COM INC.




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:


                                      c/o Sociedad Latinoamericana de
                                      Inversiones S.A.
                                      Bouchard 547 Piso 14
                                      1106 Buenos Aires, Argentina
                                      Attention: Guillermo Liberman
                                      Telephone: (54 11) 4316-9952
                                      Telecopier: (54 11) 4313




        [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             DUNAS OVERSEAS LTD.




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:


                                      c/o Nicholas Juan Alonso
                                      Plaza Independencia 811 PB
                                      11100 Montevideo Uruguay
                                      Telephone: (58 92) 902-1515
                                      Telecopier: (58 92) 902-5454






        [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             IMPSAT CORPORATION




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:


                                      ImpSat Corporation
                                      Alferez Pareja 256
                                      1107 Buenos Aires, Argentina
                                      Attn: Hector Alonso
                                      Telephone:
                                      Telecopier: (541) 11-328-0140

                                      with a copy to:

                                      Arnold & Porter
                                      555 12th Street, N.W.
                                      Washington, D.C. 20004-1202
                                      Attn: Neil M. Goodman
                                      Telephone: (202) 942-5191
                                      Telecopier: (201) 942-5999




        [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             RENEE SAENZ ARMAS




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:


                                      c/o Avenida Belgrano 845, 4th Floor
                                      1092 Buenos Aires, Argentina
                                      Attn: Roberto Cibria Company
                                      Telephone: (54 11) 4343-9122
                                      Telecopier: (54 11) 4343-9122, ext. 104






        [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             RAFAEL BUSTAMENTE




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:


                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------
                                      ------------------------------------





        [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                             INTEL ATLANTIC, INC.




                             By:
                                ------------------------------------------
                                Title:
                                Notice Address:


                                      2200 Mission College Blvd.
                                      Santa Clara, CA  95052
                                      Attn:  M&A Portfolio Manager - M/S RN6-46
                                      Fax Number:  (408) 765-6038



                                with a copy to:

                                      Intel Atlantic, Inc.
                                      2200 Mission College Blvd.
                                      Santa Clara, CA  95052
                                      Attn:  General Counsel
                                      Fax Number:  (408) 765-1859





        [Signature Page to Amended and Restated Shareholders' Agreement -
                                El Sitio, Inc.]

                                                                       EXHIBIT 4



November 9, 1999

Intel Atlantic, Inc.
2200 Mission College Blvd.
Santa Clara, CA  95052


         In consideration of the purchase by Intel Atlantic, Inc. ("Intel") of 555,555.55 shares of Class B Preferred Stock of El Sitio, Inc. ("Company"), pursuant to a Share Purchase Agreement dated November 9, 1999 (the "Purchase Agreement"), Company and Intel agree to the terms and obligations of this letter agreement ("Agreement").

1.       CONFIDENTIALITY

         (a) DISCLOSURE OF TERMS. The terms and conditions of this Agreement, the Purchase Agreement, the Amended and Restated Shareholders Agreement, dated November 9, 1999 and the Amended and Restated Registration Rights Agreement, dated November 9, 1999 (collectively, the "Financing Terms"), including their existence, shall be considered confidential information and shall not be disclosed by the Company to any third party except in accordance with the provisions set forth below.

         (b) PRESS RELEASES, ETC. Within sixty (60) days after the closing of the transactions contemplated by the Purchase Agreement, the Company may issue a press release disclosing that the Investors, including Intel, have invested in the Company; provided that the release does not disclose any of the Financing Terms and the final form of the press release is approved in advance in writing by Intel. Intel's name and the fact that Intel is an investor in the Company can be included in a reusable press release boilerplate statement, so long as Intel has given the Company its initial approval of such boilerplate statement and the boilerplate statement is reproduced in exactly the form in which it was approved. No other announcements regarding Intel in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made without Intel's prior written consent.

         (c) PERMITTED DISCLOSURES. Notwithstanding the foregoing, (i) the Company may disclose any of the Financing Terms to its current or bona fide prospective investors, employees, investment bankers, lenders, accountants and attorneys, in each case only where such persons or entities are under appropriate nondisclosure obligations; (ii) the Company may disclose (other than in a press release or other public announcement described in subsection (b)) solely the fact that Intel is an investor in the Company to any third parties without the requirement for the consent of any other party or nondisclosure obligations; and (iii) Intel may disclose its investment in the Company and the Financing Terms to third parties or to the public at its sole discretion and, if it does so, the Company shall have the right to disclose to third parties any such information disclosed in a press release or other public announcement by Intel.

         (d) LEGALLY COMPELLED DISCLOSURE. In the event that any party is requested or becomes legally compelled (including without limitation, pursuant to securities laws and regulations) to disclose the existence of the agreements referenced in paragraph (a) above or any of the Financing Terms hereof in contravention of the provisions of this letter, the Company shall provide Intel with prompt written notice of that fact so that the appropriate party may seek (with the cooperation and reasonable efforts of the other) a protective order, confidential treatment or other appropriate remedy. In such event, the Company shall furnish only that portion of the information which is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such information to the extent reasonably requested by Intel.

         (e) OTHER INFORMATION. The provisions of this letter agreement shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any of the parties hereto with respect to the transactions contemplated hereby. Additional disclosures and exchange of confidential information between the Company and Intel Corporation or Intel Atlantic, Inc. shall be governed by the terms of the Corporate Non-Disclosure Agreement No. 7626010, dated October 18, 1999, executed by the Company and Intel Corporation, and any Confidential Information Transmittal Records (CITR) provided in connection therewith.

         (f) All notices required under this section shall be made pursuant to
Section 9.10 of the Purchase Agreement.

2.       MISCELLANEOUS.

         2.1 DEFINITIONS. All capitalized terms used but not otherwise defined in this Agreement have the meaning defined for such terms in the Purchase Agreement.

         2.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         2.3 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         2.4 AMENDMENTS AND WAIVERS. This Agreement may not be amended or modified without the written consent of Intel and the Company, nor shall any waiver be effective against any party unless in a writing executed on behalf of such party.

         2.5 SEVERABILITY. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

The parties hereto have executed this Agreement on the day and year first written above.

EL SITIO, INC.                           INTEL ATLANTIC, INC.

By:                                      By:
      --------------------------               --------------------------

Name:                                    Name:
      --------------------------               --------------------------

Title:                                   Title:
      --------------------------               --------------------------





                                       3